As filed with the Securities and Exchange Commission on November 20, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 19, 2002



                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                            0-7849                    22-1867895
   --------                            ------                    ----------
(State or other                   (Commission File             (IRS Employer
jurisdiction of                        Number)               Identification No.)
incorporation)


                 475 Steamboat Road, Greenwich, CT          06830
                 ---------------------------------          -----
             (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On November 19, 2002, W. R. Berkley Corporation (the "Company") entered into an Underwriting Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc., as representatives of the several underwriters named therein, with respect to the issue and sale by the Company, and the purchase by the underwriters, of an aggregate of 4,100,000 shares of the Company's common stock, $.20 par value per share, plus up to an additional 615,000 shares subject to the underwriters' over-allotment option (collectively, the "Securities"), under a Registration Statement on Form S-3 (Registration No. 333-88920). Willkie Farr & Gallagher, as counsel to the Company, has issued its opinion as to the legality of the Securities. On November 19, 2002, the Company also issued a press release relating to the pricing of the offering of the Securities.

     The Underwriting Agreement, the opinion of Willkie Farr & Gallagher and the press release are attached hereto as Exhibits 1.1, 5.1 and 99.1, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          1.1   Underwriting Agreement

          5.1 Opinion of Willkie Farr & Gallagher regarding the legality of the Securities

          23.1 Consent of Willkie Farr & Gallagher (included in Exhibit 5.1 hereto)

          99.1  Press Release dated November 19, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION


                                        By /s/ Eugene G. Ballard
                                           ------------------------------
                                           Name:  Eugene G. Ballard
                                           Title: Senior Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer


Date: November 20, 2002

                                  EXHIBIT INDEX


Exhibit:
--------

1.1   Underwriting Agreement

5.1 Opinion of Willkie Farr & Gallagher regarding the legality of the Securities

23.1  Consent of Willkie Farr & Gallagher (included in Exhibit 5.1 hereto)

99.1  Press Release dated November 19, 2002